UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Patrick Peters Resignation

(b)

On May 31, 2024, Patrick Peters, Executive Vice President of Retail of Vireo Health, Inc., a wholly-owned subsidiary of Goodness Growth Holdings, Inc. (the “Company”), informed the Company of his intention to resign from his position effective June 14, 2024. Mr. Peters’ departure is not based on any disagreement with the Company on any matter.

Restricted Stock Unit Award

(e)

On May 31, 2024, the Company granted 121,625 restricted stock units (“RSUs”) representing the Company’s Subordinated Voting Shares to Joshua Rosen, the Company’s Chief Executive Officer. The RSUs were granted pursuant to a Restricted Stock Unit Agreement under the Vireo Health International Inc. 2019 Equity Incentive Plan, as amended, effective March 31, 2024 (the “RSU Award Agreement”), pursuant to the terms of Mr. Rosen’s employment agreement, effective January 1, 2024 (the “Rosen Employment Agreement”). The RSUs vest upon the first to occur of (a) December 31, 2026 (subject to Mr. Rosen’s continued employment through that date), (b) termination of Mr. Rosen’s employment other than for Cause (as defined in the Rosen Employment Agreement) or (c) Mr. Rosen’s resignation from employment for Good Reason (as defined in the Rosen Employment Agreement).

The RSU Award Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary description of RSU Award Agreement does not purport to be complete and is qualified in its entirety by reference to the RSU Award Agreement, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Goodness Growth Holdings, Inc. 2019 Equity Incentive Plan Restricted Stock Unit Agreement, by and between Goodness Growth Holdings, Inc. and Joshua Rosen, effective March 31, 2024
10.2	Form of Goodness Growth Holdings, Inc. 2019 Equity Incentive Plan Restricted Stock Unit Agreement (Employee Restricted Stock Unit Award)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.
(Registrant)

By:	/s/ Joshua Rosen
Joshua Rosen
Chief Executive Officer and Interim Chief Financial Officer

Date: June 6, 2024